MORGAN STANLEY

                                    MORGAN STANLEY
                                    ASSET MANAGEMENT INC.
                                    1221 AVENUE OF THE AMERICAS
                                    NEW YORK, NEW YORK 10020
                                    (212) 762-4000

July 30, 1997

ITT Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06070
Attention: John P. Ginnetti

Dear Mr. Ginnetti:

As you know, we have entered into a participation agreement (the "Participation Agreement") among Morgan Stanley Universal Funds, Inc. (the "Fund"), Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP, Morgan Stanley & Co., Incorporated and ITT Hartford Life and Annuity Insurance Company (the "Company"), dated July 30, 1997, providing for the purchase by the Company of shares of the Fund for its separate accounts to fund variable life insurance contracts and variable annuity contracts.

As consideration for various fund-related administrative services that the Company will provide in connection with the issuance of variable annuity contracts and variable life insurance policies, we will pay to the Company, during the term of the Participation Agreement, an annual fee of .15% of the assets invested in the then offered portfolios of the Fund under the variable annuity contracts and variable life insurance policies sold by the Company (excluding all assets invested during the guarantee (free look) periods available under the contracts). We acknowledge that the fund-related administrative services to be provided by the Company (such as shareholder communication, record keeping and postage expenses) are ones for which we, or our affiliates, as investment advisers and administrators to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each quarter.

If you agree to the foregoing, please sign the enclosed copy of this letter and return it to Blair Garff at Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Sincerely,

Morgan Stanley Asset Management Inc.

By:     /s/ Marna C. Whittington
        -------------------------------
Name:   Marna C. Whittington
Title:  Managing Director

Miller Anderson & Sherrerd, LLP

By:     /s/ Marna C. Whittington
        -------------------------------
Name:   Marna C. Whittington
Title:  Managing Director

AGREED

ITT Hartford Life and Annuity Insurance Company*

By:     John P. Ginnetti
        -------------------------------
Name:   John P. Ginnetti
Title:  Executive Vice President

------------

*   Renamed Hartford Life and Annuity Insurance Company, effective January 1,
    1998.

                       MORGAN STANLEY & CO. INCORPORATED
                        ADMINISTRATIVE SERVICE AGREEMENT

This ADMINISTRATIVE SERVICE AGREEMENT ("Agreement") is made and entered into as of this 1st day of May, 2003, by and between Morgan Stanley & Co. Incorporated (the "Distributor"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (each a "Company").

WHEREAS, the Distributor is the principal underwriter of The Universal Institutional Funds, Inc. (the "Fund"), an open-end investment company that serves as an investment vehicle for separate accounts established by insurance companies; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated April 1, 1998, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life and Annuity Insurance Company, dated July 30, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, relating to Class II Shares of the Portfolios (the "Plan"), as described in the Portfolios' Class II Shares Prospectus and Statement of Additional Information; and

WHEREAS, the Plan authorizes the Distributor to enter into administrative service agreements (such as this Agreement) with organizations selected by the Distributor (such as the Company) whereby the Distributor may make payments to each Company at a specified rate in consideration of administrative related services rendered.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Distributor and each Company agree as follows:

1. The Distributor agrees to pay a fee to the Company with respect to Class II Shares of a Portfolio, in accordance with Section 2 below, for providing administrative related services in connection with Contract owner accounts (the "Service Activities") as described in the Plan. The Service Activities may include, without limitation: (a) responding to customer inquiries; (b) providing information to customers with respect to their investment in Class II Shares of a Portfolio; and (c) servicing the account of each client or customer who has an investment in

Class II Shares of a Portfolio. The Company acknowledges that it is responsible for all costs and expenses associated with the provision of the Service Activities hereunder.

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at an annual rate of 0.05% of the average daily net assets invested in Class II Shares of the then offered Portfolios under the Contracts identified in Exhibit A hereto (excluding all assets invested during the right to cancel (free look) periods available under the Contracts) (the "Service Fee"). Payment will be made on a quarterly basis during the month following the end of each quarter and shall be prorated for any portion of such period during which this Agreement is in effect for less than the full quarter. The Service Fee will be calculated based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts over a quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). The Distributor will not be required to pay the Service Fee with respect to assets invested in Class II Shares of a Portfolio upon the termination of the Plan with respect to Class II Shares of the Portfolio. If, at any time, the fee payable by the Fund under the Plan with respect to Class II Shares of the Portfolio is reduced, the Distributor will not be required to pay the service fee to the extent of the reduction.

3. It is understood and agreed that the Distributor, acting reasonably and in good faith, may make final and binding determinations as to the Company's continuing compliance under Section 1 above and as to the specific amount of the Company's assets invested in Class II Shares of the Portfolios that will be considered in determining the Service Fee.

4. The Company and the Distributor acknowledge that the Fund maintains the right, at any time and without notice to the Company, to amend its current Prospectus, Statement of Additional Information or the Plan subject to the terms thereof. The Distributor agrees to provide prompt notice to the Company of any termination of the Plan or reduction in the fees payable by the Fund under the Plan. In the event the Plan is terminated or the fee payable by the Fund under the Plan is reduced, the parties agree to discuss, in good faith, alternative fee arrangements.

5. Each Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Service Activities, and will otherwise comply with all laws, rules and regulations applicable to such Service Activities.

6. The Company agrees to provide copies of all historical records relating to the Company's provision of the Service Activities in accordance with this Agreement, and all written communications and other related materials regarding the Fund or a Portfolio to or from Contract owners, as reasonably requested by the Distributor or its representatives (which representatives may include, without limitation, the auditors or legal counsel of the Fund or the Distributor) to enable the Distributor, the Fund or their respective representatives to monitor and review the Service Activities provided by the Company, or comply with any request of the Board of

Trustees or "disinterested" Trustees of the Fund, or a governmental body or a self-regulatory organization.

7. The Company agrees that it will permit the Distributor, the Fund or their respective representatives to have reasonable access to the Company's personnel and records in order to facilitate the monitoring of the quality of the Service Activities.

8. The Company hereby agrees to notify the Distributor promptly if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement.

9. This Agreement may be amended only by mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto,
(ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of the Participation Agreement, except with respect to Existing Contracts, as defined in Section 10.2 of the Participation Agreement, investing in Class II Shares of the Portfolios, provided that the Company continues to perform the Service Activities with respect to such Existing Contracts.

10. The provisions, construction, validity and effect of this Agreement will be construed in accordance with and governed by the laws of NewYork.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Michael J. Roscoe
        --------------------------------------
Name:   Michael J. Roscoe
Title:  Vice President

Tax ID:
Company Address:
City, State, Zip:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Michael J. Roscoe
        --------------------------------------
Name:   Michael J. Roscoe
Title:  Vice President

Tax ID:
Company Address:
City, State, Zip:

MORGAN STANLEY & CO. INCORPORATED

By:     /s/ Ronald E. Robison
        --------------------------------------
Name:   Ronald E. Robison
Title:  Managing Director

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

                                   EXHIBIT A

SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS  FORM NUMBERS      NAME OF CONTRACT       FUND PARTICIPATION AGREEMENT
--------------------------------------------------------------------------------------------------------
Separate Account Three             HL-VA99       Hartford Select Leaders    HLIC PA dated 4/1/98
Established June 22, 1994          HL-VA03       Variable Annuity;
                                                 Series II of Hartford
                                                 Select Leaders Variable
                                                 Annuity;
                                                 Hartford Select Leaders
                                                 Outlook Variable Annuity
Separate Account VL II             HL-1544(98)   Hartford Select Leaders    HLIC PA dated 4/1/98
Established September 30, 1994     (NY)          Last Survivor -- Variable
                                                 Universal Life Insurance
Separate Account Three             ILA-VA99      Hartford Select Leaders    HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03       Variable Annuity;
                                                 Series II of Hartford
                                                 Select Leaders Variable
                                                 Annuity;
                                                 Hartford Select Leaders
                                                 Outlook Variable Annuity
Separate Account VL II             LA-1151(98)   Hartford Select Leaders    HLAIC PA dated 7/30/97
Established September 30, 1994                   Last Survivor -- Variable
                                                 Universal Life Insurance

                                                Investment Management
                                                1221 Avenue of the Americas
                                                New York, NY 10020

[LOGO]
Morgan Stanley

May 1, 2003

Mr. Michael J. Roscoe
Vice President
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089

Re: Administrative Services Agreement -- The Universal Institutional Funds, Inc.

Dear Mr. Roscoe:

As you know, Morgan Stanley Investment Management Inc. and The Universal Institutional Funds, Inc. (the "Fund") have entered into certain participation agreements (as identified on Exhibit A hereto) with Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the "Companies"), as each may be amended from time to time (together, the "Participation Agreements"), providing for the purchase by the Companies of shares of certain series of the Fund ("Portfolios") on behalf of their respective separate account(s) to fund certain variable life insurance and variable annuity contracts ("Contracts"), as specified in each Participation Agreement.

As consideration for various fund-related administrative services that the Companies will provide in connection with the issuance of certain of the Contracts ("Administrative Services"), we will pay to the Companies, during the term of the applicable Participation Agreement, an annual fee of 0.25% and 0.20% of the average daily net assets invested in Class I Shares and Class II Shares, respectively, of the then offered Portfolios under the Contracts identified in Exhibit B hereto (excluding all assets invested during the right to cancel (free look) periods available under such Contracts). Such fees shall continue to be paid to the Companies after the termination of a Participation Agreement with respect to a Portfolio for so long as the designated Contract assets under that Participation Agreement are invested in the Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation. We acknowledge that the Administrative Services to be provided by the Companies (such as shareholder communication, record keeping and postage expenses) are ones for which we, or our affiliates, as investment adviser and administrator to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each calendar quarter and shall be prorated for any portion of such period during which this letter agreement is in effect for less than the full quarter. The fee will be calculated based on the average daily net assets invested in Class I and Class II Shares of the applicable Portfolio(s) under the Contracts over a calendar quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

The Companies each represent and agree that they will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to such services. The Companies each further agree to provide copies of any such records maintained and preserved, as reasonably requested by us or our representatives, to enable us or the Fund to monitor and review the Administrative Services provided by each of the Companies, or comply with any request of the Board of the Fund, or a governmental body or a self-regulatory organization.

This Administrative Services Agreement may be amended only upon mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto, (ii) upon sixty (60) days advance written notice by any party delivered to the other parties, or (iii) automatically upon termination or assignment (as such term is defined in the Investment Company Act of 1940) of a Participation Agreement (and only with respect to the terminated or assigned Participation Agreement, respectively). Notwithstanding any termination of this Administrative Services Agreement, Morgan Stanley Investment Management Inc. will continue to pay the fees as set forth in this Administrative Services Agreement so long as Contract assets are invested in a Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation.

This Administrative Services Agreement shall supercede and replace any prior fee arrangements or agreements between Morgan Stanley Investment Management Inc. and the Companies relating to assets invested in the Fund pursuant to the Participation Agreements, including, but not limited to, the Administrative Services Agreement between such parties dated July 15, 2002.

If you agree to the foregoing, please sign the enclosed copies of this letter and return them to Stefanie Chang Yu at Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Sincerely,

Morgan Stanley Investament Management Inc.

By:     /s/ Ronald E. Robinson
        ------------------------------
Name:   Ronald E. Robinson
Title:  Managing Director

AGREED and ACCEPTED:                    AGREED and ACCEPTED:
Hartford Life Insurance Company         Hartford Life and Annuity Insurance
                                        Company

By:     /s/ Michael J. Roscoe           By:     /s/ Michael J. Roscoe
        ------------------------------          ------------------------------
Name:   Michael J. Roscoe               Name:   Michael J. Roscoe
Title:  Vice President                  Title:  Vice President

                                   EXHIBIT A

1. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company), effective July 30, 1997, as amended from time to time ("HLAIC PA dated 7/30/97").

2. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective April 1, 1998, as amended from time to time ("HLIC PA dated 4/1/98").

3. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective January 1, 1997, as amended from time to time ("HLIC PA dated 1/1/97").

                                   EXHIBIT B

                             CLASS I SHARES PAYMENT

SEPARATE ACCOUNT AND DATE                 FORM
ESTABLISHED BY BOARD OF DIRECTORS        NUMBERS             NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
--------------------------------------------------------------------------------------------------------------------
Separate Account Three               ILA-VA99         Hartford Select Leaders         HLAICPA dated 7/30/97
Established June 22, 1994            LA-VA03          Variable Annuity;
                                                      Series II of Hartford Select
                                                      Leaders Variable Annuity;
                                                      Hartford Select Leaders
                                                      Outlook Variable Annuity
Separate Account VL II               LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                        Survivor -- Variable Universal
                                                      Life Insurance
ICMG Registered Variable Life Life   GVL95(P)/(C)     Group Flexible Premium          HLAIC PA dated 7/30/97
Separate Account One                                  Variable Life Insurance
Established October 9, 1995                           Policy/ Certificate
Separate Account Three               HL-VA99          Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994            HL-VA03          Variable Annuity;
                                                      Series II of Hartford Select
                                                      Leaders Variable Annuity;
                                                      Hartford Select Leaders
                                                      Outlook Variable Annuity
Separate Account VL II               HL-              Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 30, 1994       1544(98)(NY)     Survivor -- Variable Universal
                                                      Life Insurance
ICMG Registered Variable Life        GVL95(P)/(C)     Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account A                   and HL-          Policy/Certificate
Established April 14, 1998           GVL95(P)(NY)
ICMG Series III-B Separate Account   GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Established February 8, 1996                          Policy

                                   EXHIBIT B

                            CLASS II SHARES PAYMENT

SEPARATE ACCOUNT AND DATE                 FORM
ESTABLISHED BY BOARD OF DIRECTORS        NUMBERS             NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
--------------------------------------------------------------------------------------------------------------------
Separate Account Three               ILA-VA99         Hartford Select Leaders         HLAIC PA dated 7/30/97
Established June 22, 1994            LA-VA03          Variable Annuity;
                                                      Series II of Hartford Select
                                                      Leaders Variable Annuity;
                                                      Hartford Select Leaders
                                                      Outlook Variable Annuity
Separate Account VL II               LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                        Survivor -- Variable Universal
                                                      Life Insurance
Separate Account Three               HL-VA99          Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994            HL-VA03          Variable Annuity;
                                                      Series II of Hartford Select
                                                      Leaders Variable Annuity;
                                                      Hartford Select Leaders
                                                      Outlook Variable Annuity
Separate Account VL II               HL-              Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 30, 1994       1544(98)(NY)     Survivor -- Variable Universal
                                                      Life Insurance

                       MORGAN STANLEY & CO. INCORPORATED

                        ADMINISTRATIVE SERVICE AGREEMENT

This ADMINISTRATIVE SERVICE AGREEMENT ("Agreement") is made and entered into as of this 1st day of October, 2004, by and between Morgan Stanley & Co. Incorporated (the "Distributor"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (each a "Company").

WHEREAS, the Distributor is the principal underwriter of The Universal Institutional Funds, Inc. (the "Fund"), an open-end investment company that serves as an investment vehicle for separate accounts established by insurance companies; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated April 1, 1998, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life and Annuity Insurance Company, dated July 30, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated January 1, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, relating to Class II Shares of the Portfolios (the "Plan"), as described in the Portfolios' Class II Shares Prospectus and Statement of Additional Information; and

WHEREAS, the Plan authorizes the Distributor to enter into administrative service agreements (such as this Agreement) with organizations selected by the Distributor (such as the Company) whereby the Distributor may make payments to each Company at a specified rate in consideration of administrative related services rendered.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Distributor and each Company agree as follows:

1. The Distributor agrees to pay a fee to the Company with respect to Class II Shares of a Portfolio, in accordance with Section 2 below, for providing administrative related services in connection with Contract owner accounts (the "Service Activities") as described in the Plan. The Service Activities may include, without limitation: (a) responding to customer inquiries; (b) providing information to customers with respect to their investment in Class II Shares of a Portfolio; and (c) servicing the account of each client or customer who has an investment in Class II Shares of a Portfolio. The Company acknowledges that it is responsible for all costs and expenses associated with the provision of the Service Activities hereunder.

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at the following annual rates of the average daily net assets invested in Class II Shares of the then offered Portfolios under the Contracts identified in Exhibit A hereto (excluding all assets invested during the right to cancel (free look) periods available under the Contracts) (the "Service Fee"):

     Core Plus Fixed Income Portfolio -- 0.25%
     Equity Growth Portfolio -- 0.25%
     Equity and Income Portfolio -- 0.05%
     Global Franchise Portfolio -- 0.05%
     Small Company Growth Portfolio -- 0.05%*

------------

*   Closed to new products effective July 30, 2004.

Payment will be made on a quarterly basis during the month following the end of each quarter and shall be prorated for any portion of such period during which this Agreement is in effect for less than the full quarter. The Service Fee will be calculated based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts over a quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). The Distributor will not be required to pay the Service Fee with respect to assets invested in Class II Shares of a Portfolio upon the termination of the Plan with respect to Class II Shares of the Portfolio. If, at any time, the fee payable by the Fund under the Plan with respect to Class II Shares of the Portfolio is reduced, the Distributor will not be required to pay the service fee to the extent of the reduction.

3. It is understood and agreed that the Distributor, acting reasonably and in good faith, may make final and binding determinations as to the Company's continuing compliance under Section 1 above and as to the specific amount of the Company's assets invested in Class II Shares of the Portfolios that will be considered in determining the Service Fee.

4. The Company and the Distributor acknowledge that the Fund maintains the right, at any time and without notice to the Company, to amend its current Prospectus, Statement of Additional Information or the Plan subject to the terms thereof. The Distributor agrees to provide prompt notice to the Company of any termination of the Plan or reduction in the fees payable by the Fund under the Plan. In the event the Plan is terminated or the fee payable by the Fund under the Plan is reduced, the parties agree to discuss, in good faith, alternative fee arrangements.

5. Each Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Service Activities, and will otherwise comply with all laws, rules and regulations applicable to such Service Activities.

6. The Company agrees to provide copies of all historical records relating to the Company's provision of the Service Activities in accordance with this Agreement, and all written communications and other related materials regarding the Fund or a Portfolio to or from Contract owners, as reasonably requested by the Distributor or its representatives (which representatives may include, without limitation, the auditors or legal counsel of the Fund or the Distributor) to enable the Distributor, the Fund or their respective representatives to monitor and review the Service Activities provided by the Company, or comply with any request of the Board of Trustees or "disinterested" Trustees of the Fund, or a governmental body or a self-regulatory organization.

7. The Company agrees that it will permit the Distributor, the Fund or their respective representatives to have reasonable access to the Company's personnel and records in order to facilitate the monitoring of the quality of the Service Activities.

8. The Company hereby agrees to notify the Distributor promptly if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement.

9. This Agreement may be amended only by mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto,
(ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of the Participation Agreement, except with respect to Existing Contracts, as defined in Section 10.2 of the Participation Agreement, investing in Class II Shares of the Portfolios, provided that the Company continues to perform the Service Activities with respect to such Existing Contracts.

10. The provisions, construction, validity and effect of this Agreement will be construed in accordance with and governed by the laws of NewYork.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ James Hedreen
       --------------------------------
Name:  James Hedreen
Title: Assistant Vice President

Tax ID:             06-0974148
Company Address:    200 Hopmeadow st
City, State, Zip:   Simsbury, CT 06089

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ James Hedreen
       --------------------------------
Name:  James Hedreen
Title: Assistant Vice President

Tax ID:             39-1052598
Company Address:    200 Hopmeadow st
City, State, Zip:   Simsbury, CT 06089

MORGAN STANLEY & CO. INCORPORATED

By:    /s/ Ronald E. Robison
       --------------------------------
Name:  Ronald E. Robison
Title: Managing Director

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

                                   EXHIBIT A

SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS   FORM NUMBERS                NAME OF CONTRACT              FUND PARTICIPATION AGREEMENT
--------------------------------------------------------------------------------------------------------------------------
Separate Account Three             HL-VA99          Hartford Select Leaders Variable          HLIC PA dated 4/1/98
Established June 22, 1994          HL-VA03          Annuity;
                                                    Series II of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Series III of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Hartford Select Leaders Outlook Variable
                                                    Annuity
Separate Account VL II             HL-              Hartford Select Leaders Last Survivor --  HLIC PA dated 4/1/98
Established September 30, 1994     1544(98)(NY)     Variable Universal Life Insurance
Separate Account Three             ILA-VA99         Hartford Select Leaders Variable          HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03          Annuity;
                                                    Series II of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Series III of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Hartford Select Leaders Outlook Variable
                                                    Annuity
Separate Account VL II             LA-1151(98)      Hartford Select Leaders Last Survivor --  HLAIC PA dated 7/30/97
Established September 30, 1994                      Variable Universal Life Insurance
ICMG Series VII                    IVL-99(P)        Individual Variable Life Insurance        HLIC PA dated 1/1/97
Separate Account                                    Policy
Established April 1, 1999

                                          Investment Management
                                          1221 Avenue of the Americas
                                          New York, NY 10020

[LOGO]
MORGAN STANLEY

October 1, 2004

Mr. Stephen Joyce
Senior Vice President
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089

Re: Administrative Services Agreement -- The Universal Institutional Funds, Inc.

Dear Mr. Joyce:

As you know, Morgan Stanley Investment Management Inc. and The Universal Institutional Funds, Inc. (the "Fund") have entered into certain participation agreements (as identified on Exhibit A hereto) with Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the "Companies"), as each may be amended from time to time (together, the "Participation Agreements"), providing for the purchase by the Companies of shares of certain series of the Fund ("Portfolios") on behalf of their respective separate account(s) to fund certain variable life insurance and variable annuity contracts ("Contracts"), as specified in each Participation Agreement.

As consideration for various fund-related administrative services that the Companies will provide in connection with the issuance of certain of the Contracts ("Administrative Services"), we will pay to the Companies, during the term of the applicable Participation Agreement, at the following annual rates of the average daily net assets invested in Class I Shares and Class II Shares, respectively, of the then offered Portfolios under the Contracts identified in Exhibit B hereto (excluding all assets invested during the right to cancel (free look) periods available under such Contracts):

     Core Plus Fixed Income Portfolio (Class I Shares) -- 0.25% Emerging Markets Debt Portfolio (Class I Shares) -- 0.25% Emerging Markets Equity Portfolio (Class I Shares) -- 0.25% Equity Growth Portfolio (Class I Shares) -- 0.25%
     Global Value Equity Portfolio (Class I Shares) -- 0.25%

     High Yield Portfolio (Class I Shares) -- 0.25%
     Mid Cap Growth Portfolio (Class I Shares) -- 0.25%
     Technology Portfolio (Class I Shares) -- 0.25%
     U.S. Mid Cap Value Portfolio (Class I Shares) -- 0.25%
     U.S. Real Estate Portfolio (Class I Shares) -- 0.25%
     Value Portfolio (Class I Shares) -- 0.25%

     Core Plus Fixed Income Portfolio (Class II Shares) -- 0.20% Equity Growth Portfolio (Class II Shares) -- 0.20%
     Equity and Income Portfolio (Class II Shares) -- 0.40% Global Franchise Portfolio (Class II Shares) -- 0.40%
     Small Company Growth Portfolio (Class II Shares) -- 0.40%*

------------

*   Closed to new products effective July 30, 2004

Such fees shall continue to be paid to the Companies after the termination of a Participation Agreement with respect to a Portfolio for so long as the designated Contract assets under that Participation Agreement are invested in the Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation. We acknowledge that the Administrative Services to be provided by the Companies (such as shareholder communication, record keeping and postage expenses) are ones for which we, or our affiliates, as investment adviser and administrator to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each calendar quarter and shall be prorated for any portion of such period during which this letter agreement is in effect for less than the full quarter. The fee will be calculated based on the average daily net assets invested in Class I and Class II Shares of the applicable Portfolio(s) under the Contracts over a calendar quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

The Companies each represent and agree that they will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to such services. The Companies each further agree to provide copies of any such records maintained and preserved, as reasonably requested by us or our representatives, to enable us or the Fund to monitor and review the Administrative Services provided by each of the Companies, or comply with any request of the Board of the Fund, or a governmental body or a self-regulatory organization.

                                   EXHIBIT A

1. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company), effective July 30, 1997, as amended from time to time ("HLAIC PA dated 7/30/97").

2. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective April 1, 1998, as amended from time to time ("HLIC PA dated 4/1/98").

3. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective January 1, 1997, as amended from time to time ("HLIC PA dated 1/1/97").

                                   EXHIBIT B

                             CLASS I SHARES PAYMENT

SEPARATE ACCOUNT AND DATE               FORM
ESTABLISHED BY BOARD OF DIRECTORS      NUMBERS             NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
------------------------------------------------------------------------------------------------------------------
Separate Account Three             ILA-VA99         Hartford Select Leaders         HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03          Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                      Survivor -- Variable Universal
                                                    Life Insurance
ICMG Registered Variable Life      GVL95(P)/(C)     Group Flexible Premium          HLAIC PA dated 7/30/97
Separate Account One Established                    Variable Life Insurance
October 9, 1995                                     Policy/ Certificate
Separate Account Three             HL-VA99          Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994          HL-VA03          Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             HL-              Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 30, 1994     1544(98)(NY)     Survivor -- Variable Universal
                                                    Life Insurance
ICMG Registered Variable Life      GVL95(P)/(C)     Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account A                 and HL-          Policy/Certificate
Established April 14, 1998         GVL95(P)(NY)
ICMG Series II                     GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account                   IVL-97(P)        Policy
Established November 15, 1993                       Individual Variable Life
                                                    Insurance Policy
ICMG Series III-B                  GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account                   IVL-97(P)        Policy
Established February 8, 1996                        Individual Variable Life
                                                    Insurance Policy
ICMG Series IV Separate Account    GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Established April 17, 1995         IVL-97(P)        Policy Individual Variable
                                                    Life Insurance Policy

                                   EXHIBIT B

                            CLASS II SHARES PAYMENT

SEPARATE ACCOUNT AND DATE            FORM               NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
ESTABLISHED BY BOARD OF             NUMBERS
DIRECTORS
---------------------------------------------------------------------------------------------------------------
Separate Account Three          ILA-VA99         Hanford Select Leaders          HLAIC PA dated 7/30/97
Established June 22, 1994       LA-VA03          Variable Annuity;
                                                 Series II of Hartford Select
                                                 Leaders Variable Annuity;
                                                 Series III of Hartford Select
                                                 Leaders Variable Annuity;
                                                 Hartford Select Leaders
                                                 Outlook Variable Annuity
Separate Account VL II          LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                   Survivor -- Variable Universal
                                                 Life Insurance
Separate Account Three          HL-VA99          Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994       HL-VA03          Variable Annuity;
                                                 Series II of Hartford Select
                                                 Leaders Variable Annuity;
                                                 Series III of Hartford Select
                                                 Leaders Variable Annuity;
                                                 Hartford Select Leaders
                                                 Outlook Variable Annuity
Separate Account VL II          HL-1544(98)(NY)  Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 30, 1994                   Survivor -- Variable Universal
                                                 Life Insurance
ICMG Series VII Separate        IVL-99(P)        Individual Variable Life        HLIC PA dated 1/1/97
Account Established April 1,                     Insurance Policy
1999

                       MORGAN STANLEY & CO. INCORPORATED

                        ADMINISTRATIVE SERVICE AGREEMENT

This ADMINISTRATIVE SERVICE AGREEMENT ("Agreement") is made and entered into as of this 1st day of January, 2005, by and between Morgan Stanley & Co. Incorporated (the "Distributor"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (each a "Company").

WHEREAS, the Distributor is the principal underwriter of The Universal Institutional Funds, Inc. (the "Fund"), an open-end investment company that serves as an investment vehicle for separate accounts established by insurance companies; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated April 1, 1998, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life and Annuity Insurance Company, dated July 30, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated January 1, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, relating to Class II Shares of the Portfolios (the "Plan"), as described in the Portfolios' Class II Shares Prospectus and Statement of Additional Information; and

WHEREAS, the Plan authorizes the Distributor to enter into administrative service agreements (such as this Agreement) with organizations selected by the Distributor (such as the Company) whereby the Distributor may make payments to each Company at a specified rate in consideration of administrative related services rendered.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Distributor and each Company agree as follows:

1. The Distributor agrees to pay a fee to the Company with respect to Class II Shares of a Portfolio, in accordance with Section 2 below, for providing administrative related services in connection with Contract owner accounts (the "Service Activities") as described in the Plan. The Service Activities may include, without limitation: (a) responding to customer inquiries; (b) providing information to customers with respect to their investment in Class II Shares of a Portfolio; and (c) servicing the account of each client or customer who has an investment in Class II Shares of a Portfolio. The Company acknowledges that it is responsible for all costs and expenses associated with the provision of the Service Activities hereunder.

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at the following annual rates of the average daily net assets invested in Class II Shares of the then offered Portfolios under the Contracts identified in Exhibit A hereto (excluding all assets invested during the right to cancel (free look) periods available under the Contracts) (the "Service Fee"):

     Core Plus Fixed Income Portfolio -- 0.25%
     Equity Growth Portfolio -- 0.25%
     Equity and Income Portfolio -- 0.05%
     Global Franchise Portfolio -- 0.05%
     Small Company Growth Portfolio -- 0.05%*

------------

*   Closed to new products effective July 30, 2004.

Payment will be made on a quarterly basis during the month following the end of each quarter and shall be prorated for any portion of such period during which this Agreement is in effect for less than the full quarter. The Service Fee will be calculated based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts over a quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). The Distributor will not be required to pay the Service Fee with respect to assets invested in Class II Shares of a Portfolio upon the termination of the Plan with respect to Class II Shares of the Portfolio. If, at any time, the fee payable by the Fund under the Plan with respect to Class II Shares of the Portfolio is reduced, the Distributor will not be required to pay the service fee to the extent of the reduction.

3. It is understood and agreed that the Distributor, acting reasonably and in good faith, may make final and binding determinations as to the Company's continuing compliance under Section 1 above and as to the specific amount of the Company's assets invested in Class II Shares of the Portfolios that will be considered in determining the Service Fee.

4. The Company and the Distributor acknowledge that the Fund maintains the right, at any time and without notice to the Company, to amend its current Prospectus, Statement of Additional Information or the Plan subject to the terms thereof. The Distributor agrees to provide prompt notice to the Company of any termination of the Plan or reduction in the fees payable by the Fund under the Plan. In the event the Plan is terminated or the fee payable by the Fund under the Plan is reduced, the parties agree to discuss, in good faith, alternative fee arrangements.

5. Each Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Service Activities, and will otherwise comply with all laws, rules and regulations applicable to such Service Activities.

6. The Company agrees to provide copies of all historical records relating to the Company's provision of the Service Activities in accordance with this Agreement, and all written communications and other related materials regarding the Fund or a Portfolio to or from Contract owners, as reasonably requested by the Distributor or its representatives (which representatives may include, without limitation, the auditors or legal counsel of the Fund or the Distributor) to enable the Distributor, the Fund or their respective representatives to monitor and review the Service Activities provided by the Company, or comply with any request of the Board of Trustees or "disinterested" Trustees of the Fund, or a governmental body or a self-regulatory organization.

7. The Company agrees that it will permit the Distributor, the Fund or their respective representatives to have reasonable access to the Company's personnel and records in order to facilitate the monitoring of the quality of the Service Activities.

8. The Company hereby agrees to notify the Distributor promptly if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement.

9. This Agreement may be amended only by mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto,
(ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of the Participation Agreement, except with respect to Existing Contracts, as defined in Section 10.2 of the Participation Agreement, investing in Class II Shares of the Portfolios, provided that the Company continues to perform the Service Activities with respect to such Existing Contracts.

10. The provisions, construction, validity and effect of this Agreement will be construed in accordance with and governed by the laws of NewYork.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ James Hedreen
       -----------------------------------
Name:  James Hedreen
Title: Assistant Vice President

Tax ID:             06-0974148
Company Address:    200 Hopmeadow St.
City, State, Zip:   Simsbury, CT 06089

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ James Hedreen
       -----------------------------------
Name:  James Hedreen
Title: Assistant Vice President

Tax ID:             39-1052598
Company Address:    200 Hopmeadow St.
City, State, Zip:   Simsbury, CT 06089

MORGAN STANLEY & CO. INCORPORATED

By:    /s/ Ronald E. Robison
       -----------------------------------
Name:  Ronald E. Robison
Title: Managing Director

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

                                   EXHIBIT A

SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS   FORM NUMBERS                NAME OF CONTRACT              FUND PARTICIPATION AGREEMENT
--------------------------------------------------------------------------------------------------------------------------
Separate Account Three             HL-VA99          Hartford Select Leaders Variable          HLIC PA dated 4/1/98
Established June 22, 1994          HL-VA03          Annuity;
                                                    Series II of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Series III of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Hartford Select Leaders Outlook Variable
                                                    Annuity
Separate Account VL II             HL-1544(98)(NY)  Hartford Select Leaders Last Survivor --  HLIC PA dated 4/1/98
Established September 30, 1994                      Variable Universal Life Insurance
Separate Account Three             ILA-VA99         Hartford Select Leaders Variable          HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03          Annuity;
                                                    Series II of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Series III of Hartford Select Leaders
                                                    Variable Annuity;
                                                    Hartford Select Leaders Outlook Variable
                                                    Annuity
Separate Account VL II             LA-1151(98)      Hartford Select Leaders Last Survivor --  HLAIC PA dated 7/30/97
Established September 30, 1994                      Variable Universal Life Insurance
Hartford Life Insurance Company    IVL-99(P)        Individual Variable Life Insurance        HLIC PA dated 1/1/97
PPVUL I Separate Account                            Policy
Established January 28, 2005
Hartford Life Insurance Company    IVA-04P          Individual Variable Annuity Contract      HLIC PA dated 1/1/97
PPVA I Separate Account
Established January 31, 2005

January 1, 2005

Mr. Stephen Joyce
Senior Vice President
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089

Re: Administrative Services Agreement -- The Universal Institutional Funds, Inc.

Dear Mr. Joyce:

As you know, Morgan Stanley Investment Management Inc. and The Universal Institutional Funds, Inc. (the "Fund") have entered into certain participation agreements (as identified on Exhibit A hereto) with Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the "Companies"), as each may be amended from time to time (together, the "Participation Agreements"), providing for the purchase by the Companies of shares of certain series of the Fund ("Portfolios") on behalf of their respective separate account(s) to fund certain variable life insurance and variable annuity contracts ("Contracts"), as specified in each Participation Agreement.

As consideration for various fund-related administrative services that the Companies will provide in connection with the issuance of certain of the Contracts ("Administrative Services"), we will pay to the Companies, during the term of the applicable Participation Agreement, at the following annual rates of the average daily net assets invested in Class I Shares and Class II Shares, respectively, of the then offered Portfolios under the Contracts identified in Exhibit B hereto (excluding all assets invested during the right to cancel (free look) periods available under such Contracts):

     Core Plus Fixed Income Portfolio (Class I Shares) -- 0.25% Emerging Markets Debt Portfolio (Class I Shares) -- 0.25% Emerging Markets Equity Portfolio (Class I Shares) -- 0.25% Equity Growth Portfolio (Class I Shares) -- 0.25%
     Global Value Equity Portfolio (Class I Shares) -- 0.25%

     High Yield Portfolio (Class I Shares) -- 0.25%
     Mid Cap Growth Portfolio (Class I Shares) -- 0.25%
     Money Market Portfolio (Class I Shares) -- 0.10%
     Technology Portfolio (Class I Shares) -- 0.25%
     U.S. Mid Cap Value Portfolio (Class I Shares) -- 0.25%
     U.S. Real Estate Portfolio (Class I Shares) -- 0.25%
     Value Portfolio (Class I Shares) -- 0.25%

     Core Plus Fixed Income Portfolio (Class II Shares) -- 0.20% Equity Growth Portfolio (Class II Shares) -- 0.20%
     Equity and Income Portfolio (Class II Shares) -- 0.40% Global Franchise Portfolio (Class II Shares) -- 0.40%
     Small Company Growth Portfolio (Class II Shares) -- 0.40%*

------------

     * Closed to new products effective July 30, 2004

Such fees shall continue to be paid to the Companies after the termination of a Participation Agreement with respect to a Portfolio for so long as the designated Contract assets under that Participation Agreement are invested in the Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation. We acknowledge that the Administrative Services to be provided by the Companies (such as shareholder communication, record keeping and postage expenses) are ones for which we, or our affiliates, as investment adviser and administrator to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each calendar quarter and shall be prorated for any portion of such period during which this letter agreement is in effect for less than the full quarter. The fee will be calculated based on the average daily net assets invested in Class I and Class II Shares of the applicable Portfolio(s) under the Contracts over a calendar quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

The Companies each represent and agree that they will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to such services. The Companies each further agree to provide copies of any such records maintained and preserved, as reasonably requested by us or our representatives, to enable us or the Fund to monitor and review the Administrative Services provided by each of the Companies, or comply with any request of the Board of the Fund, or a governmental body or a self-regulatory organization.

This Administrative Services Agreement may be amended only upon mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto, (ii) upon sixty (60) days advance written notice by any party delivered to the other parties, or (iii) automatically upon termination or assignment (as such term is defined in the Investment Company Act of 1940) of a Participation Agreement (and only with respect to the terminated or assigned Participation Agreement, respectively). Notwithstanding any termination of this Administrative Services Agreement, Morgan Stanley Investment Management Inc. will continue to pay the fees as set forth in this Administrative Services Agreement so long as Contract assets are invested in a Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation.

This Administrative Services Agreement shall supercede and replace any prior fee arrangements or agreements between Morgan Stanley Investment Management Inc. and the Companies relating to assets invested in the Fund pursuant to the Participation Agreements, including, but not limited to, the Administrative Services Agreements between such parties dated July 15, 2002, May 1, 2003 and May 1, 2004.

If you agree to the foregoing, please sign the enclosed copies of this letter and return them to Stefanie Chang Yu at Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Sincerely,

Morgan Stanley Investment Management Inc.

By:     /s/ Ronald E. Robison
        ------------------------------
Name:   Ronald E. Robison
Title:  Managing Director

AGREED and ACCEPTED:                    AGREED and ACCEPTED:

Hartford Life Insurance Company         Hartford Life and Annuity Insurance
                                        Company

By:     /s/ James Hedreen               By:     /s/ James Hedreen
        ------------------------------          ------------------------------
Name:   James Hedreen                   Name:   James Hedreen
Title:  Assistant Vice President        Title:  Assistant Vice President

                                   EXHIBIT A

1. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company), effective July 30, 1997, as amended from time to time ("HLAIC PA dated 7/30/97").

2. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective April 1, 1998, as amended from time to time ("HLIC PA dated 4/1/98").

3. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective January 1, 1997, as amended from time to time ("HLIC PA dated 1/1/97").

                                   EXHIBIT B

                             CLASS I SHARES PAYMENT

SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS   FORM NUMBERS           NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
------------------------------------------------------------------------------------------------------------------
Separate Account Three             ILA-VA99         Hartford Select Leaders         HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03          Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                      Survivor -- Variable Universal
                                                    Life Insurance
ICMG Registered Variable Life      GVL95(P)/(C)     Group Flexible Premium          HLAIC PA dated 7/30/97
Separate Account One Established                    Variable Life Insurance
October 9, 1995                                     Policy/ Certificate
Separate Account Three             HL-VA99          Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994          HL-VA03          Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             HL-1544(98)(NY)  Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 30, 1994                      Survivor -- Variable Universal
                                                    Life Insurance
ICMG Registered Variable Life      GVL95(P)/(C)     Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account A Established     and HL-          Policy/Certificate
April 14, 1998                     GVL95(P)(NY)
ICMG Series II                     GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account Established       IVL-97(P)        Policy
November 15, 1993                                   Individual Variable Life
                                                    Insurance Policy
ICMG Series III-B                  GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account Established       IVL-97(P)        Policy
February 8, 1996                                    Individual Variable Life
                                                    Insurance Policy
ICMG Series IV                     GVL-93(P)        Group Variable Life Insurance   HLIC PA dated 1/1/97
Separate Account Established       IVL-97(P)        Policy
April 17, 1995                                      Individual Variable Life
                                                    Insurance Policy

                                   EXHIBIT B

                            CLASS II SHARES PAYMENT

SEPARATE ACCOUNT AND DATE
ESTABLISHED BY BOARD OF DIRECTORS   FORM NUMBERS           NAME OF CONTRACT          FUND PARTICIPATION AGREEMENT
------------------------------------------------------------------------------------------------------------------
Separate Account Three             ILA-VA99         Hartford Select Leaders         HLAIC PA dated 7/30/97
Established June 22, 1994          LA-VA03          Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             LA-1151(98)      Hartford Select Leaders Last    HLAIC PA dated 7/30/97
Established September 30, 1994                      Survivor -- Variable Universal
                                                    Life Insurance
Separate Account Three             IL-VA99 HL-VA03  Hartford Select Leaders         HLIC PA dated 4/1/98
Established June 22, 1994                           Variable Annuity;
                                                    Series II of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Series III of Hartford Select
                                                    Leaders Variable Annuity;
                                                    Hartford Select Leaders
                                                    Outlook Variable Annuity
Separate Account VL II             HL-              Hartford Select Leaders Last    HLIC PA dated 4/1/98
Established September 3D, 1994     1544(98)(NY)     Survivor -- Variable Universal
                                                    Life Insurance
Hartford Life Insurance Company    IVL-99(P)        Individual Variable Life        HLIC PA dated 1/1/97
PPVUL I Separate Account                            Insurance Policy
Established January 28, 2005
Hartford Life Insurance Company    IVA-04P          Individual Variable Annuity     HLIC PA dated 1/1/97
PPVA I Separate Account                             Contract
Established January 31, 2005

                       MORGAN STANLEY DISTRIBUTION, INC.

                              AMENDED AND RESTATED

                        ADMINISTRATIVE SERVICE AGREEMENT

This AMENDED AND RESTATED ADMINISTRATIVE SERVICE AGREEMENT is made and entered into as of this 1st day of May, 2005, by and between Moran Stanley Distribution, Inc. (successor to Morgan Stanley & Co. Incorporated) (the "Distributor"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (each a "Company").

WHEREAS, the Distributor is the principal underwriter of The Universal Institutional Funds, Inc. (the "Fund"), an open-end investment company that serves as an investment vehicle for separate accounts established by insurance companies; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated April 1, 1998, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life and Annuity Insurance Company, dated July 30, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has entered into a participation agreement with Hartford Life Insurance Company, dated January 1, 1997, as may be amended from time to time (the "Participation Agreement"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of its separate account(s) to fund certain variable life and annuity contracts ("Contracts"), each as specified in the Participation Agreement; and

WHEREAS, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, relating to Class II Shares of the Portfolios (the "Plan"), as described in the Portfolios' Class II Shares Prospectus and Statement of Additional Information; and

WHEREAS, the Plan authorizes the Distributor to enter into administrative service agreements (such as this Agreement) with organizations selected by the Distributor (such as the Company) whereby the Distributor may make payments to each Company at a specified rate in consideration of administrative related services rendered; and

WHEREAS, the Distributor and each Company previously entered into an Administrative

Service Agreement dated January 1, 2005 (the "Agreement") for the provision of administrative services with respect to the Contracts; and

WHEREAS, the Distributor and each Company wish to amend and restate the Agreement in order to add certain new Portfolios and certain new Contracts covered by the Agreement.

NOW, THEREFORE, in consideration of their mutual promises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Distributor and each Company hereby amend and restate the Agreement as follows:

1. The Distributor agrees to pay a fee to the Company with respect to Class II Shares of a Portfolio, in accordance with Section 2 below, for providing administrative related services in connection with Contract owner accounts (the "Service Activities") as described in the Plan. The Service Activities may include, without limitation: (a) responding to customer inquiries; (b) providing information to customers with respect to their investment in Class II Shares of a Portfolio; and (c) servicing the account of each client or customer who has an investment in Class II Shares of a Portfolio. The Company acknowledges that it is responsible for all costs and expenses associated with the provision of the Service Activities hereunder.

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at the following annual rates of the average daily net assets invested in Class II Shares of the then offered Portfolios under the Contracts identified in the Participation Agreement (excluding all assets invested during the right to cancel (free look) periods available under the Contracts) (the "Service Fee"):

     Core Plus Fixed Income Portfolio -- 0.25%
     Emerging Markets Equity Portfolio -- 0.05%
     Equity Growth Portfolio -- 0.25%
     Equity and Income Portfolio -- 0.05%
     Global Franchise Portfolio -- 0.05%
     Mid Cap Growth Portfolio -- 0.10%
     Mid Cap Value Portfolio -- 0.10%
     Small Company Growth Portfolio -- 0.05%*

------------

*   Closed to new products effective July 30, 2004.

Payment will be made on a quarterly basis during the month following the end of each quarter and shall be prorated for any portion of such period during which this Agreement is in effect for less than the full quarter. The Service Fee will be calculated based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts over a quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). The Distributor will not be required to pay the Service Fee with respect to assets invested in Class II Shares of a Portfolio upon the termination of the

Plan with respect to Class II Shares of the Portfolio. If, at any time, the fee payable by the Fund under the Plan with respect to Class II Shares of the Portfolio is reduced, the Distributor will not be required to pay the service fee to the extent of the reduction.

3. It is understood and agreed that the Distributor, acting reasonably and in good faith, may make final and binding determinations as to the Company's continuing compliance under Section 1 above and as to the specific amount of the Company's assets invested in Class II Shares of the Portfolios that will be considered in determining the Service Fee.

4. The Company and the Distributor acknowledge that the Fund maintains the right, at any time and without notice to the Company, to amend its current Prospectus, Statement of Additional Information or the Plan subject to the terms thereof. The Distributor agrees to provide prompt notice to the Company of any termination of the Plan or reduction in the fees payable by the Fund under the Plan. In the event the Plan is terminated or the fee payable by the Fund under the Plan is reduced, the parties agree to discuss, in good faith, alternative fee arrangements.

5. Each Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Service Activities, and will otherwise comply with all laws, rules and regulations applicable to such Service Activities.

6. The Company agrees to provide copies of all historical records relating to the Company's provision of the Service Activities in accordance with this Agreement, and all written communications and other related materials regarding the Fund or a Portfolio to or from Contract owners, as reasonably requested by the Distributor or its representatives (which representatives may include, without limitation, the auditors or legal counsel of the Fund or the Distributor) to enable the Distributor, the Fund or their respective representatives to monitor and review the Service Activities provided by the Company, or comply with any request of the Board of Trustees or "disinterested" Trustees of the Fund, or a governmental body or a self-regulatory organization.

7. The Company agrees that it will permit the Distributor, the Fund or their respective representatives to have reasonable access to the Company's personnel and records in order to facilitate the monitoring of the quality of the Service Activities.

8. The Company hereby agrees to notify the Distributor promptly if for any reason it is unable to perform fully and promptly any of its obligations under this Agreement.

9. This Agreement may be amended only by mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto,
(ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of the Participation Agreement, except with respect to Existing Contracts, as defined in Section 10.2 of the Participation Agreement, investing in Class II Shares of the Portfolios, provided that the Company continues to perform the Service Activities with respect to such Existing Contracts.

10. The provisions, construction, validity and effect of this Agreement will be construed in accordance with and governed by the laws of NewYork.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Robert Arena
       -----------------------------------
Name:  Robert Arena
Title: Vice President

Tax ID:
Company Address:
City, State, Zip:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:    /s/ Robert Arena
       -----------------------------------
Name:  Robert Arena
Title: Vice President

Tax ID:
Company Address:
City, State, Zip:

MORGAN STANLEY DISTRIBUTION, INC.
(SUCCESSOR TO MORGAN STANLEY & CO. INCORPORATED)

By:    /s/ Michael P. Kiley
       -----------------------------------
Name:  Michael P. Kiley
Title: Vice President

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

                       MORGAN STANLEY / VAN KAMPEN FUNDS
                                REVENUE SHARING

                                  FUND                            CURRENT AGREEMENTS
PRODUCT SUITE                     TRUST       CLASS     SERVICE FEE      12B-1 FEE      TOTAL
----------------------------------------------------------------------------------------------
Select Dimensions
                                SD Trust        X           --              --            0
                                   UIF          I           --              --            0
                                   LIT          I           --              --            0
Select Leaders
                                SD Trust        Y           --              25            25
                                   UIF          I           25              --            25
                                   UIF          II          20              --            20
                                   LIT          II          --              25            25
Director M
                                   UIF          II         N/A             N/A           N/A
                                   LIT          II         N/A             N/A           N/A

                                         AMENDED AGREEMENTS
PRODUCT SUITE                  SERVICE FEE      12B-1 FEE      TOTAL
-----------------------------  --------------------------------------
Select Dimensions
                                 10 (1)            --          10-15
                                15 (LRR)
                                 10 (2)            --          10-15
                                15 (LRR)
                                 10 (3)            --          10-15
                                15 (LRR)
Select Leaders
                                   --            25 (5)          25
                                 25 (2)            --            25
                                20-40 (2)       5-25 (4)         45
                                 20 (3)          25 (5)          45
Director M
                                25-45 (2)       5-25 (4)         50
                                 25 (3)          25 (5)          50

------------

SD AGREEMENTS
(1)  SD Fee Letter dated May 1, 2005 effective Dec 1, 2004.

UIF AGREEMENTS
(2)  UIF Fee Letter dated May 1, 2005 effective Dec 1, 2004.
(4)  UIF amended and restated Administrative Service Agreement dated May 1,
2005.

LIT AGREEMENTS
(3)  LIT Fee Letter Letter dated May 1, 2005 effective Dec 1, 2004.

12B-1 AGREEMENTS
(5)  Existing 12b-1 Agreements that are not product specific.

                               AMENDMENT NO. 1 TO
             AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                                      and

                       MORGAN STANLEY DISTRIBUTION, INC.

This Amendment, effective May 1, 2008, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (each a "Company"), and Morgan Stanley Distribution, Inc. (the "Distributor"), amends that certain Amended and Restated Administrative Services Agreement (the "Agreement") dated May 1, 2005 by the foregoing parties as follows:

1. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at the following annual rates of the average daily net assets invested in Class II Shares of the then offered Portfolios under the Contracts identified in the Participation Agreement (excluding all assets invested during the right to cancel (free look) periods available under the Contracts) (the "Service Fees"):

     HARTFORD SELECT LEADERS & DIRECTOR M CONTRACTS
     Core Plus Fixed Income Portfolio -- 0.25%
     International Growth Equity Portfolio* -- 0.25%
     Emerging Markets Equity Portfolio -- 0.05%
     Equity Growth Portfolio -- 0.25%
     Equity and Income Portfolio -- 0.05%
     Global Franchise Portfolio -- 0.05%
     Mid Cap Growth Portfolio -- 0.10%
     U.S. Mid Cap Value Portfolio -- 0.10%
     Small Company Growth Portfolio** -- 0.05%

------------

* Fee is retroactively effective and payable to Company as of August, 21, 2006.

**  Closed to new products effective July 30, 2004

     HARTFORD LEADERS 4 & THE DIRECTOR CONTRACTS
     Emerging Markets Equity Portfolio -- 0.05%
     Mid Cap Growth Portfolio -- 0.10%

3. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY      MORGAN STANLEY DISTRIBUTION, INC
By its authorized officer,               By its authorized officer,

By:           /s/ Robert Arena           By:    /s/ Jerry Miller
              -------------------------         --------------------------------
Name:         Robert Arena               Name:  Jerry Miller
Its: [Title]  Senior Vice President      Its:   President
Date:         5/5/08                     Date:

THE HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY
By its authorized officer,

By:           /s/ Robert Arena
              -------------------------
Name:         Robert Arena
Its: [Title]  Senior Vice President
Date:         5/5/08

                               AMENDMENT NO. 2 TO
             AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                                      and

                       MORGAN STANLEY DISTRIBUTION, INC.

This Amendment, effective February 18, 2010, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (each a "Company"), and Morgan Stanley Distribution, Inc. (the "Distributor"), amends that certain Amended and Restated Administrative Services Agreement (the "Agreement") dated May 1, 2005, as amended on May 1, 2008, by the foregoing parties as follows:

1. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

2. Subject to the Company's continuing compliance with its obligations pursuant to Section 1 above, the Distributor will pay a Fee to the Company for providing the Service Activities, during the term of the Participation Agreement, at the following annual rates based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts identified in the Participation Agreement (excluding all assets invested during the guarantee (free look) periods available under the Contracts) (the "Service Fee"):

     UIF Capital Growth Portfolio* -- 0.25%
     UIF Core Plus Fixed Income Portfolio -- 0.25%
     UIF Emerging Markets Equity Portfolio -- 0.05%
     UIF Equity and Income Portfolio -- 0.05%
     UIF Global Franchise Portfolio -- 0.05%
     UIF International Growth Equity Portfolio** -- 0.25%
     UIF Mid Cap Growth Portfolio -- 0.10%
     UIF Small Company Growth Portfolio*** -- 0.05%
     UIF U.S. Mid Cap Value Portfolio -- 0.10%
     UIF U.S. Real Estate Portfolio -- 0.25%

------------

*   Formerly, UIF Equity Growth Portfolio

** Fee is retroactively effective and payable to Company as of August, 21, 2006.

*** Closed to new products effective July 30, 2004

Payment will be made on a quarterly basis during the month following the end of each quarter and shall be prorated for any portion of such period during which this Agreement is in effect for less than the full quarter. The Service Fee will be calculated based on the average daily net assets invested in Class II Shares of the applicable Portfolio(s) under the Contracts over a quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). The Distributor will not be required to pay the Service Fee with respect to assets invested in Class II Shares of a Portfolio upon termination of the Plan with respect to Class II Shares of the Portfolio. If, at any time, the fee payable by the

Fund under the Plan with respect to Class II Shares of the Portfolio is reduced, the Distributor will not be required to pay the service fee to the extent of the reduction.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY      MORGAN STANLEY DISTRIBUTION, INC
By its authorized officer,               By its authorized officer,

By:           /s/ James P. VanEtten      By:    /s/ Stuart Bohart
              -------------------------         --------------------------------
Name:         James P. VanEtten          Name:  Stuart Bohart
Its: [Title]  Vice President             Its:   President
Date:         February 18, 2010          Date:  February 18, 2010

THE HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY
By its authorized officer,

By:           /s/ James P. VanEtten
              -------------------------
Name:         James P. VanEtten
Its: [Title]  Vice President
Date:         February 18, 2010

May 1, 2005

Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Robert Arena

Dear Mr. Arena:

As you know, Morgan Stanley Investment Management Inc. and The Universal Institutional Funds, Inc. (the "Fund") have entered into certain participation agreements (as identified on Exhibit A attached hereto) with Hartford Life Insurance Company ("HLIC") and Hartford Life and Annuity Insurance Company ("HL&AIC") (HLIC and HL&AIC, together, the "Company"), as each may be amended from time to time (the "Participation Agreements"), providing for the purchase by the Company of shares of certain series of the Fund ("Portfolios") on behalf of their respective separate account(s) to fund certain variable life insurance and variable annuity contracts ("Contracts"), as specified in each Participation Agreement.

As consideration for various fund-related administrative services, such as, but not limited to, shareholder communication, record keeping and postage expenses, that the Company will provide in connection with the issuance of the Contracts ("Administrative Services"), we will pay to the Company, during the term of the Participation Agreements, an annual fee equal to the amounts specified on Exhibit B attached hereto for Class I Shares and Class II Shares of applicable Portfolios with respect to the Contracts identified in the Participation Agreement.

All parties agree that calculation of fees payable under this letter agreement shall exclude all assets invested during any "free look" periods that may be available under the Contracts. We acknowledge that the Administrative Services to be provided by the Company are ones for which we, or our affiliates, as investment adviser and administrator to the Fund, would otherwise bear the cost directly.

Payment will be made on a quarterly basis during the month following the end of each calendar quarter or within 30 days of receipt of invoice. Payment shall be prorated for any portion of such period during which this letter agreement is in effect for less than the full quarter. The fee will be calculated based on the average daily net assets invested in Class I and Class II Shares of the applicable Portfolio(s) with respect to the Contracts during a calendar quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter). Company agrees to submit an invoice for its fees payable under this letter agreement, which shall include sufficient trading account details needed to calculate such fees. In circumstances where Company does not submit an invoice (i.e., Hartford Life Private Placement), the parties agree that the Fund shall calculate the fees payable under this letter agreement.

The Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to such services. The Company further agrees to provide copies of any such records maintained and preserved, as reasonably requested by us or our representatives, to enable us or the Fund to monitor and review the Administrative Services provided by the Company, or comply with any reasonable request of the Board of the Fund, or any lawful or permitted request made by a governmental body or a self-regulatory organization.

This letter agreement may be amended only upon mutual consent of the parties hereto in writing and will terminate: (i) upon mutual agreement of the parties hereto, (ii) upon thirty (30) days advance written notice by either party delivered to the other party, or (iii) automatically upon the termination of the Participation Agreement. In the event that all Participation Agreements are not terminated in accordance with the terms of this paragraph, the letter agreement shall remain in effect with respect to the Participation Agreement(s) that have not been terminated. This letter agreement, which the parties agree shall commence effective as of December 1, 2004, supersedes and replaces all previous letter agreements or other agreements, whether written or oral, among the parties.

If you agree to the foregoing, please sign the enclosed copies of this letter and return them to Eric C. Griffith at Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Morgan Stanley Investment Management Inc.

By:    /s/ Ronald E. Robison
       ------------------------------
Name:  Ronald E. Robison
Title: Managing Director

AGREED and ACCEPTED:

Hartford Life Insurance Company        Hartford Life and Annuity Insurance
                                       Company

By:    /s/ Robert Arena                By:    /s/ Robert Arena
       ------------------------------         ------------------------------
Name:  Robert Arena                    Name:  Robert Arena
Title: Vice President                  Title: Vice President

                                   EXHIBIT A

1. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company), effective July 30, 1997, as amended from time to time ("HLAIC PA dated 7/30/97").

2. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective April 1, 1998, as amended from time to time ("HLIC PA dated 4/1/98").

3. Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley & Co. Incorporated and Hartford Life Insurance Company, effective January 1, 1997, as amended from time to time ("HLIC PA dated 1/1/97").

                                   EXHIBIT B

                            ANNUAL REVENUE SHARING FEE
SHARE CLASS        (% OF THE AVERAGE DAILY NET ASSETS INVESTED)                     DEFINED ASSETS
---------------------------------------------------------------------------------------------------------------
Class I      0.10%                                                     Select Dimensions , excluding those
                                                                       assets participating in the Longevity
                                                                       Reward Rider
Class I      0.15%                                                     Select Dimensions assets participating
                                                                       in the Longevity Reward Rider*
Class I      Money Market Portfolio (Class I Shares) -- 0.10%          Class I Institutional Channel Assets**
             Technology Portfolio (Class I Shares) -- 0.25%            and the Select Leader VA Suite
             Mid Cap Growth Portfolio (Class I Shares) -- 0.25%
             High Yield Portfolio (Class I Shares) -- 0.25%
             Core Plus Fixed Income Portfolio (Class I Shares) --
             0.25%
             Emerging Markets Equity Portfolio (Class I Shares) --
             0.25%
             Emerging Markets Debt Portfolio (Class I Shares) --
             0.25%
             U.S. Mid Cap Value Portfolio (Class I Shares) -- 0.25%
             Active International Allocation Portfolio (Class I
             Shares) -- 0.25%
             Equity Growth Portfolio (Class I Shares) -- 0.25%
             Global Equity Portfolio (Class I Shares) -- 0.25%
             Value Portfolio (Class I Shares) -- 0.25%
Class II     Core Plus Fixed Income Portfolio (Class II Shares) --     Class II Institutional Channel Assets***
             0.20%                                                     and Retail Variable Annuity and Variable
             Equity Growth Portfolio (Class II Shares) -- 0.20%        Life Products (excluding the Director M
             Emerging Markets Debt Portfolio (Class II Shares) --      Variable Annuity Suite)
             0.40%
             Emerging Markets Equity Portfolio (Class II Shares) --
             0.40%
             Equity and Income Portfolio (Class II Shares) -- 0.40%
             Global Franchise Portfolio (Class II Shares) -- 0.40%
             Mid Cap Growth Portfolio (Class II Shares) -- 0.35%
             Small Company Growth Portfolio (Class II Shares) --
             0.40%
             U.S. Mid Cap Value Portfolio (Class II Shares) -- 0.35%
             U.S. Real Estate Portfolio (Class II Shares) -- 0.20%
Class II     Core Plus Fixed Income Portfolio (Class II Shares) --     Director M Variable Annuity Suite
             0.25%
             Equity Growth Portfolio (Class II Shares) -- 0.25%
             Emerging Markets Debt Portfolio (Class II Shares) --
             0.45%
             Emerging Markets Equity Portfolio (Class II Shares) --
             0.45%
             Equity and Income Portfolio (Class II Shares) -- 0.45%
             Global Franchise Portfolio (Class II Shares) -- 0.45%
             Mid Cap Growth Portfolio (Class II Shares) -- 0.40%
             Small Company Growth Portfolio (Class II Shares) --
             0.45%
             U.S. Mid Cap Value Portfolio (Class II Shares) -- 0.40%
             U.S. Real Estate Portfolio (Class II Shares) -- 0.25%

------------

* An administrative service fee of 0.15%, beginning retroactively as of December 1, 2004, will be paid to the Company for Select Dimensions 1 Contracts and Select Dimensions 2 Contracts electing the Longevity Reward Rider ("LRR Contracts"). The fee will be calculated based on the average daily net assets invested in applicable LRR Contracts during the quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

** Class I Institutional Channel Assets are defined as those assets participating in the following Products/Separate Accounts: (1) ICMG Registered Variable Life Separate Account One Established October 9, 1995;
    (2) ICMG Registered Variable Life Separate Account A Established April 14, 1998; (3) ICMG Series II Separate Account Established November 15, 1993; (4) ICMG Series III-B Separate Account Established February 8, 1996; and (5) ICMG Series IV Separate Account Established April 17, 1995.

*** Class II Institutional Channel Assets are defined as those assets participating in the following Products/Separate Accounts: (1) Hartford Life Insurance Company PPVUL I Separate Account Established January 28, 2005, and
    (2) Hartford Life Insurance Company PPVA I Separate Account Established January 31, 2005.

                               AMENDMENT NO. 1 TO
                    ADMINISTRATIVE SERVICES LETTER AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,

                   MORGAN STANLEY INVESTMENT MANAGEMENT INC.,

                                      and

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

This Amendment, effective May 1, 2008, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (together the "Company"), Morgan Stanley Investment Management Inc., and The Universal Institutional Funds, Inc. (the "Fund"), amends that certain Administrative Services Letter Agreement (the "Agreement") dated May 1, 2005 by the foregoing parties as follows:

1. Exhibit B of the Agreement is hereby deleted in its entirety and replaced wit the attached Exhibit B.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE COMPANY    MORGAN STANLEY INVESTMENT
                                       MANAGEMENT INC.
By its authorized officer,             By its authorized officer,

By:       /s/ Robert Arena             By:    /s/ Ronald E. Robison
          ---------------------------         ------------------------------
Name:     Robert Arena                 Name:  Ronald E. Robison
Its:      Senior Vice President        Its:   Managing Director
[Title]
Date:     5/19/08                      Date:

THE HARTFORD LIFE AND ANNUITY          THE UNIVERSAL INSTITUTIONAL FUNDS,
INSURANCE COMPANY                      INC.
By its authorized officer,             By its authorized officer,

By:       /s/ Robert Arena             By:    /s/ Ronald E. Robison
          ---------------------------         ------------------------------
Name:     Robert Arena                 Name:  Ronald E. Robison
Its:      Senior Vice President        Its:   President
[Title]
Date:     5/19/08                      Date:

                                   EXHIBIT B

SHARE                     ANNUAL REVENUE SHARING FEE
CLASS            (% OF THE AVERAGE DAILY NET ASSETS INVESTED)                      DEFINED ASSETS
-------------------------------------------------------------------------------------------------------------------
Class I       .10%                                                Select Dimension, excluding those assets
                                                                  excluding participating in the Longevity Reward
                                                                  Rider
Class I       .15%                                                Select Dimension assets participating in the
                                                                  Longevity Reward Rider*
Class I       Core Plus Fixed Income Portfolio -- 0.25%           Class I Institutional Channel Assets** and the
              Emerging Markets Equity Portfolio -- 0.25%          Select Leader VA Suite
              Emerging Markets Debt Portfolio -- 0.25%
              Equity Growth Portfolio -- 0.25%
              Global Value Equity Portfolio -- 0.25%
              High Yield Portfolio -- 0.25%
              Mid Cap Growth Portfolio -- 0.25%
              U.S. Mid Cap Value Portfolio -- 0.25%
              Value Portfolio -- 0.25%
Class II      Core Plus Fixed Income Portfolio -- 0.20%           Class II Institutional Channel Assets*** and
              Equity Growth Portfolio -- 0.20%                    Retail Variable Annuity and Variable Life
              Emerging Markets Debt Portfolio -- 0.40%            Products (excluding the Director M, The Director,
              Emerging Markets Equity Portfolio -- 0.40%          and Leaders 4 Variable Annuity Suite)
              Equity and Income Portfolio -- 0.40%
              Global Franchise Portfolio -- 0.40%
              International Growth Equity -- 0.25%(1)
              Mid Cap Growth Portfolio -- 0.35%
              Small Company Growth Portfolio -- 0.40%
              U.S. Mid Cap Value Portfolio -- 0.35%
              U.S. Real Estate Portfolio -- 0.20%
Class II      Core Plus Fixed Income Portfolio -- 0.25%           Director M Variable Annuity Suite
              Equity Growth Portfolio -- 0.25%
              Emerging Markets Equity Portfolio -- 0.45%
              Emerging Markets Debt Portfolio -- 0.45%
              Equity and Income Portfolio -- 0.45%
              Global Franchise Portfolio -- 0.45%
              International Growth Equity -- 0.25%(1)
              Mid Cap Growth Portfolio -- 0.40%
              Small Company Growth Portfolio -- 0.45%
              U.S. Mid Cap Value Portfolio -- 0.40%
              U.S. Real Estate Portfolio -- 0.25%
Class II      U.S. Mid Cap Value Portfolio -- 0.40%               The Director Variable Annuity Suite
Class II      Mid Cap Growth Portfolio -- 0.25%                   Leaders 4 Variable Annuity Suite
              U.S. Mid Cap Value Portfolio -- 0.25%

------------

(1) The administrative service fee of 0.25% will be paid to the Company retroactively as of August, 21, 2006.

* An administrative service fee of 0.15%, beginning retroactively as of December 1, 2004, will be paid to the Company for Selection Dimensions 1 Contracts and Select Dimensions 2 Contracts electing the Longevity Reward Rider ("LRR Contracts"). The fee will be calculated based on the average daily net assets invested in applicable LRR Contracts during the quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

** Class I Institutional Channel Assets are defined as those assets participating in the following Products/Separate Account: (1) ICMG Registered Variable Life Separate Account One Established October 9, 1995;
    (2) ICMG Registered Variable Life Separate Account A Established April 14, 1998; (3) ICMG Series II Separate Account Established November 15, 1993; (4) ICMG Series III-B Separate Account Established February 8, 1996; (5) and ICMG Series IV Separate Account Established April 17, 1995.

*** Class II Institutional Channel Assets are defined as those assets participating in the following Products/Separate Account: (1) Hartford Life Insurance Company PPVUL I Separate Account Established January 28, 2005; and
    (2) Hartford Life Insurance Company PPVA I Separate Account Established January 31, 2005.

                               AMENDMENT NO. 2 TO
                    ADMINISTRATIVE SERVICES LETTER AGREEMENT

                                     Among

                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                   MORGAN STANLEY INVESTMENT MANAGEMENT INC.,

                                      and

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

This Amendment, effective February 18, 2010, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (together the "Company"), Morgan Stanley Investment Management Inc., and The Universal Institutional Funds, Inc. (the "Fund"), amends that certain Administrative Services Letter Agreement (the "Agreement") dated May 1, 2005, as amended on May 1, 2008, by the foregoing parties as follows:

1. Exhibit B of the Agreement is hereby deleted in its entirety and replaced wit the attached Exhibit B.

2. In all other respects, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

THE HARTFORD LIFE INSURANCE            MORGAN STANLEY INVESTMENT
COMPANY                                MANAGEMENT INC.

By its authorized officer,             By its authorized officer,

By:    /s/ James P. VanEtten           By:    /s/ Joseph C. Benedetti
       ------------------------------         ------------------------------
Name:  James P. VanEtten               Name:  Joseph C. Benedetti
Its:   Vice President                  Its:   Managing Director
[Title]

THE HARTFORD LIFE AND ANNUITY          THE UNIVERSAL INSTITUTIONAL FUNDS,
INSURANCE COMPANY                      INC.

By its authorized officer,             By its authorized officer,

By:    /s/ James P. VanEtten           By:    /s/ Randy Takian
       ------------------------------         ------------------------------
Name:  James P. VanEtten               Name:  Randy Takian
Its:   Vice President                  Its:   President
[Title]

                                   EXHIBIT B

SHARE                  ANNUAL REVENUE SHARING FEE
CLASS         (% OF THE AVERAGE DAILY NET ASSETS INVESTED)                      DEFINED ASSETS
----------------------------------------------------------------------------------------------------------------
Class I    .10%                                                Select Dimension, excluding those assets
                                                               excluding participating in the Longevity Reward
                                                               Rider
Class I    .15%                                                Select Dimension assets participating in the
                                                               Longevity Reward Rider*
Class I    Core Plus Fixed Income Portfolio -- 0.25%           Class I Institutional Channel Assets** and
           Emerging Markets Equity Portfolio -- 0.25%          the Select Leader VA Suite
           Emerging Markets Debt Portfolio -- 0.25%
           Equity Growth Portfolio -- 0.25%
           Global Value Equity Portfolio -- 0.25%
           High Yield Portfolio -- 0.25%
           Mid Cap Growth Portfolio -- 0.25%
           U.S. Mid Cap Value Portfolio -- 0.25%
           Value Portfolio -- 0.25%
Class II   Core Plus Fixed Income Portfolio -- 0.20%           Class II Institutional Channel Assets*** and
           Equity Growth Portfolio -- 0.20%                    Retail Variable Annuity and Variable Life
           Emerging Markets Debt Portfolio -- 0.40%            Products (excluding the Director M, The
           Emerging Markets Equity Portfolio -- 0.40%          Director, and Leaders 4 Variable Annuity
           Equity and Income Portfolio -- 0.40%                Suite)
           Global Franchise Portfolio -- 0.40%
           International Growth Equity -- 0.25% (1)
           Mid Cap Growth Portfolio -- 0.35%
           Small Company Growth Portfolio -- 0.40%
           U.S. Mid Cap Value Portfolio -- 0.35%
           U.S. Real Estate Portfolio -- 0.20%
Class II   Core Plus Fixed Income Portfolio -- 0.25%           Director M Variable Annuity Suite
           Equity Growth Portfolio -- 0.25%
           Emerging Markets Equity Portfolio -- 0.45%
           Emerging Markets Debt Portfolio -- 0.45%
           Equity and Income Portfolio -- 0.45%
           Global Franchise Portfolio -- 0.45%
           International Growth Equity -- 0.25% (1)
           Mid Cap Growth Portfolio -- 0.40%
           Small Company Growth Portfolio -- 0.45%
           U.S. Mid Cap Value Portfolio -- 0.40%
           U.S. Real Estate Portfolio -- 0.25%
Class II   U.S. Mid Cap Value Portfolio -- 0.40%               The Director Variable Annuity Suite
Class II   Mid Cap Growth Portfolio -- 0.25%                   Leaders 4 Variable Annuity Suite
           U.S. Mid Cap Value Portfolio -- 0.25%

------------

(1) The administrative service fee of 0.25% will be paid to the Company retroactively as of August, 21, 2006.

* An administrative service fee of 0.15%, beginning retroactively as of December 1, 2004, will be paid to the Company for Selection Dimensions 1 Contracts and Select Dimensions 2 Contracts electing the Longevity Reward Rider ("LRR Contracts"). The fee will be calculated based on the average daily net assets invested in applicable LRR Contracts during the quarter (which shall be computed by totaling daily balances during the quarter and dividing such total by the actual days in the quarter).

** Class I Institutional Channel Assets are defined as those assets participating in the following Products/Separate Account: (1) ICMG Registered Variable Life Separate Account One Established October 9, 1995;
    (2) ICMG Registered Variable Life Separate Account A Established April 14, 1998; (3) ICMG Series II Separate Account Established November 15, 1993; (4) ICMG Series III-B Separate Account Established February 8, 1996; (5) and ICMG Series IV Separate Account Established April 17, 1995.

*** Class II Institutional Channel Assets are defined as those assets participating in the following Products/Separate Account: (1) Hartford Life Insurance Company PPVUL I Separate Account Established January 28, 2005; and
    (2) Hartford Life Insurance Company PPVA I Separate Account Established January 31, 2005; (3) Hartford Life Insurance Company PPVA Separate Account Established December 20, 2004; (4) and ICMG Series III-B Separate Account Established February 8, 1996.